Stock Compensation Plan	6 Months Ended
Jun. 30, 2012
Stock Compensation Plan [Abstract]
Stock Compensation Plan
9.  Stock Compensation Plan

Under the Company's 2002 Equity Incentive Plan which provided for the grant of stock options to officers, employees, consultants and directors of the Company and its subsidiaries, the Company granted options to purchase the Company's common stock.  All options granted under this plan had exercise prices that were equal to the fair market value on the date of grant.  During the three six months ended June 30, 2012, the Company did not grant any options.  The Company had 4,171,800 and 4,679,807 grants outstanding as of June 30, 2012 and December 31, 2011, respectively. On June 28, 2012 the Company adopted the 2012 Equity Incentive Plan with the approval of the shareholders. There are no stock grants awarded to employees under this plan at this time.